Exhibit 99.1

Script of Video

THIS PRESENTATION IS NEITHER AN OFFER TO SELL NOR THE SOLICITATION OF AN OFFER TO PURCHASE THE SECURITIES OF THE COMPANY.

Neither the Company nor any of their respective affiliates, advisors, attorneys or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of this Presentation or its content or otherwise arising in connection with this Presentation. Information in this Presentation (and any accompanying oral presentation) may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as well as statements regarding plans and objectives, future events, projections or performance that are based on Company management’s current view and assumptions. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Forward looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are often characterized by the use of qualifying words such as “expects”, “anticipates”, “believes”, “estimates”, “plans”, “projects”, or other statements concerning opinions or judgments of the Company and its management about future events. Accordingly, actual results could materially differ from a forward-looking statement for a variety of reasons, including but not limited to local, regional, national and international economic conditions and events and the impact they may have on the Company and its customers and the market in which they operate. Without limiting the scope of the preceding sentence, the recipient acknowledges that such forward looking statements and the assumptions underlying them are by nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. The recipient acknowledges that following the date of this Presentation, the Company does not intend to update or revise, and assumes no responsibility for updating or revising any forward-looking statements, whether as a result of new information, future events or otherwise.

Lisa Nichols: Hi, as you know, I’m Lisa Nichols, CEO of Motivating The Masses.

Scott Ryder: And I’m Scott Ryder, Chief Financial Officer for Motivating The Masses.

Lisa Nichols:	And we’re excited to bring to you the November 2020 investor report. This has been a year, to say the least. With many unexpected challenges and disruptions and opportunities, it hasn’t all been bad. It’s just been new. This year, over the last nine months, managing the social injustice uprising and movement, managing COVID, managing the political climate has had multiple effects on Motivating The Masses. Our main focus this year was to maintain stability as an organization. We really focused on how to hunker down and focus on the main thing and be able to pivot as time required to not be behind the need for change but to be right up there in the front of the need for change as it launched in early March. We are a live event business. We’re in the training and development industry, and we do it via live events.

Lisa Nichols:	2019, only about 3% of our business was done online or virtual. And that just paralleled a live event. Meaning, if you came to a live event, you have the option to come live or live stream, but the main event was live. So less than 3% of our business was virtual. We had to make major pivots. We had two live events scheduled. All of those events had to be canceled. We were able to be creative with some of them and some others we’re still working to fulfill. We made some operational safety precautions. We applied and received the Payroll Protection Loan PPP loan. It’s called the Payroll Protection Program Loan. And that allowed us to really maintain stability. We immediately put it over in a savings account. We didn’t exhaust it immediately. We allowed ourselves to use it over a period of time, leveraging it with new money made.

Lisa Nichols:	Either through online campaigns, through new events, through events that we took virtually. We did a lot of this by really jumping into our social media strategy. Over the last 12 months in our social media, I did some radical stuff. I did 30 days of a diet of possibility. As soon as the pandemic hit, I jumped into action, and I crossed March and April with a 30-day challenge. A 30-day challenge of staying in the space of possibility. This really shook the trees for us. It allowed us to put 80% of our ticket buyers for our very first virtual event came out of that 30-day live. So we do a lot on social media. Our Facebook, in the midst of all this, our Facebook followers grew 43% from September 2019, September 1, 2019 through September 1, 2020. So, looking at a full year, we had a 43% growth on Facebook to now 1,250,000 followers.

Lisa Nichols:	Our YouTube subscribers increased 5.6% to over 240,000 followers. Our Instagram followers increased 58% to 308,000 followers. LinkedIn increased 2% to 72,000 followers, and our Twitter account increased 1.7% to 122,000 followers. Our reach and our followers overall were negatively impacted. So we could have had more growth. But based on COVID-19, Black Lives Movement, the political energy that was consumed as well, it took over social media. So we are excited that we had a growth and not a decline during this amazing and challenging time.

Scott Ryder:	That’s right, Lisa and COVID is having an impact on the entire organization as a whole, as Lisa talked about earlier, and it did impact ourselves. But not as great as, or not as deep as what one would imagine. As Lisa mentioned, we thrive on our live events, and we successfully transitioned that to online or virtual events. As you may recall, from past videos we talked about, we have two primary pillars within Motivating The Masses. There’s a personal development pillar, and we have the speakers’ development pillar and our fiscal year to date split through September 30th was 56% personal development, 44% speaker development. That’s a change from a 70 / 30 for speaker development and personal development as of June 30th, 2020.

Lisa Nichols:	I want to say that what I’m excited about, and I focus on what I can get excited about over the last nine months is that when we talk about the personal development and the speaker development, we made a significant share in 2019. So the personal development was all live, and the speaker development was all live. And we made a shift in 2019 to putting it live online. And that was huge, not knowing that COVID was going to hit us and [inaudible 00:06:11] of 2020. We really... and positioning ourselves to scale because it’s harder to scale a live event than it is on online virtual live event. So we were positioning ourselves to scale. Instead of putting 2,000 people in a room, we knew we could put 2,000 people effortlessly in a Zoom. So we already had created this personal development program and the speaker development program that we’re already live online.

Lisa Nichols:	We didn’t know that they will be the sole programs to really carry us. And in many cases, save us when we created them at the beginning of 2019. But they came out, even though we created those programs, and now we’re positioned to ramp them up. But our personal development declined from one million... $1.7 million down to one million even. And our speaker development declined from $1.9 million to $773,000 this year, primarily because we just couldn’t change the pivot fast enough in the speaker development, because a lot of our speaker development money came from the high-end courses called Speakers Mastermind, which you know, has a high-end $15,000 fee. And so it was difficult to change that kind of exclusive training to an online training. Whereas, it wasn’t as challenging to transform some of our lower [inaudible 00:07:45] price programs. So that was a big deal. Our live events. We have a number of live events coming up and everything for 2021 currently is virtually.

Lisa Nichols:	We are... we’ve indicated to all of our clients that we’ll be satisfying our commitments to them through virtual programs. So we’re being very creative. Whereas, we may have a four-day live event, speakers mastermind for example. Now we’re making that a six-day live event. So the client still gets as much, if not more, even though it’s from virtual. So we already have our 2021 challenge laid out in terms of the events. We’re doing summits, five big free sites where we’ve had as many as 21,000 people register for this five-day free summit possibility. We also are having three-day live events, such as Extraordinary You. That’s our personal development live event and Powerhouse Speakers. That’s our speaker development live events. And these events allowed us to gather people to [inaudible 00:08:55] them into some of our other virtual live programs that are at a higher ticket price.

Lisa Nichols:	We want to make sure that you and your family are taken care of during this time as much as we can contribute to that. We are grateful for your contribution. We’re grateful for your investment. We’re grateful for your faith, and more than anything, I am grateful for your patience. As we navigate through some uncertain times on top of the uncertain times that we were already dealing with the SEC and managing the fraud and all of that. We’re still navigating through all of that strong. Some slower than I’d like, and when we have a pivot like this and hit like a pandemic, it only slows down the plan that we are at, but we’re solid. And we want to extend as much as we can to you and your family. So I’d like to offer you comp VIP tickets to any of our 2021 programs.

Lisa Nichols:	We have Extraordinary You, which is the phenomenal three-day personal development. I don’t think anyone wouldn’t get huge value from, whether you going to attend all three days. It’s normally Friday, Saturday, and Sunday, or you can jump in for two hours. I want to invite you to jump in. We also do Powerhouse Speakers in the fall of next year. And that is really speaker of business development for entrepreneurs. We also have a couple of summits that happen throughout the year. I’d love to invite you to be our special VIP guest for any and all of it. If you choose to take us up on that invitation, please email Moshay directly. We’ll make sure that her name is written inside of this document. M-O-S-H-A-Y@motivatingthemasses and let her know that I’m accepting the invitation to be a VIP guest. I also want to extend this invitation to anyone on your family.

Lisa Nichols:	I realize now more than ever that a family bond is what can keep a lot of us going. I miss my family. I moved out of the country and live between The Bahamas and San Diego, and coming home is everything for me. Seeing my family and touching them for a moment in this social distance environment. And so if you have a daughter or son, a husband, or a wife, a friend, or a family member that you know could use the inspiration that Motivating The Masses offers. You’re an investor in this organization, and we want to give them the access that you’ve invested in. So please just add their name to the email, add their email address as well, so that we can send them an invitation and access pass to our events. As we get closer to the event, we’ll let you know, and we’ll send you an invitation to claim your VIP ticket at that time. As we get closer to the admins, send us your list of guests, and I’ll be happy to give them a VIP pass along with you.

Scott Ryder:	With respect to our equity and stock. Nothing has changed since our last investor video update. And that was that financial constraints of over half a million dollars prevented us from staying current with our SEC filings, which resulted in a stop order on our shares. This further reduced the liquidity in our shares, as we discussed in the past. We also received clarification from the SEC earlier this year that we can take two approaches, both will cost significantly less to bringing ourselves current with respect to our financial filings. The first approach is to have our 2018, 2019 financials audited and then file a 2019 10-K with a 2020 represent quarterly reports. That would cost us about a quarter of a million dollars. And then, we would be able to go dark, and going dark would excuse MTM from having to file these costly quarterly and annual financial updates.

Scott Ryder:	And then we could use that money to grow our business and further reduce our debt. The second approach would be to file a comprehensive 10-K or a super 10-K as they call it and then file a tender offer to convert the shares back to a note, which would cost us about $400,000. This is a costlier option but will also excuse MTM from having to file the costly quarterly and annual financial updates. And again, use this money to grow our business. We haven’t been able to embark on either of these approaches in line of what we’ve experienced due to COVID this year, but this is something that we’re going to focus on highly next year in 2021.

Lisa Nichols:	Our goal is to keep the business fluid with cash, to keep the doors open, to keep the clients coming in because we know that as we navigate through this climate of COVID, that this will soon be past us. And once it’s past us, we have the win in our hands of not only having successful live events from our history and our past but now having successful virtual live events as well, which by the way are, I don’t know, one third the cost with the same number of people showing up. And so we are excited about our ability to be here right now when in the training and development industry, the industry as a whole has had a 70% decrease in its productivity and its movement. Meaning, some of my colleagues in the industry have had to release as much as 90% of their staff.

Lisa Nichols:	Some have actually just gone out of business. And so looking at us as a training and development live event company in this climate, and the fact that we’re here in November, December, and we’re still moving strong, we have a full 2021 calendar. We have clients in the queue. We have clients that are just across the board. We have clients waiting. We have over 30,000 unique visits a month on our website. We have a total of 5,000 new people in our database opting into Motivating The Masses database on a monthly basis. We’ve hired a new marketing director who’s building a robust path and campaign for all of that new traffic when it comes in and that exposure. We’ve increased our strategies on social media, Instagram, we’ve added new features, and we’ve added new team who master that to help us navigate through that. In the midst of all of this, we’ve had some huge wins.

Lisa Nichols:	We’ve had some wins that I don’t want to miss. This year has presented an opportunity for us, again, as a company to drill down and get really clear and really skinny and really focused on strategy, on costs, on revenue, on profit margin. And we’ve done that again. The joke around our office is we’re now on the pivot to the pivot to the original pivot that started back when we were hit with the shock that we have been [inaudible 00:16:01], and we had to clean that up. So diamonds rise from the pressure of coal being pressed really hard, and we’ve been able to defer $100,000 of expenses. We’ve worked with our vendors. We’ve talked to them. We’re on a good relationship. I just went over all the vendors and all the numbers that we... that are outstanding and our relationship with each just yesterday. And I was very happy to see where we were. That we were honoring our commitments and that our negotiations allowed us to defer a $100,000 during this climate.

Lisa Nichols:	We’ve transitioned our major events successfully to being live online virtual events, which takes our costs from $260,000 to produce down to under $95,000 to produce the same event. Different format, different layouts, same content, and ideally the same number of students showing up. And because these students have not had to travel, be away from home, or be away from work. Our goal is, and our hope is that they’ll be more excited to jump into some of our more robust programs that can serve them. And we did it successfully this year. We did it pretty fast, and we were able to generate over a million dollars from two events that in January were supposed to be live, physical live. And by the time we executed them, they were virtual. There was a lot of learning. There were a lot... there was a lot of learning about Zoom and green screens and backgrounds and studios. And so this has been a huge year of learning for us, and much like you probably, and we were able to successfully navigate it.

Lisa Nichols:	80% of our live keynotes were replaced with virtual keynotes. And it doesn’t mean that the client just took us online. Some cases, the clients canceled. They couldn’t put together a virtual event in their backyard, but what happened was I started doing virtual keynotes, and the word got out that I was doing virtual keynotes and all of a sudden new clients came in. And so we were able to replace the revenue that we lost with those who canceled with revenue from new clients that we didn’t even expect. And what’s exciting about the keynotes is over 90%, and I want to say 99, but I want to be very safe and say 90% of the keynotes I’ve hit this year virtually have asked me to come back.

Lisa Nichols:	And so now we have repeat business in addition to some of our clients that just needed time to restructure their event. And we’ve been able to retain. I’m super excited about this. We’ve been able to retain our entire team. We didn’t have to furlough anyone. We didn’t have to release anyone. We were able to maintain our entire team because we need them all. We’re simply shifting our business to online, but it hasn’t slowed down. And in many cases, because we’re in the personal development industry and people need personal development right now, they need hope. They need inspiration. They need anger management. They need communication skills. The demand on us has increased in many cases. And so we’ve been able to maintain our entire team to help us to get there. I’m super excited to also share with you that in December of 2018, our debt was a million dollars between vendors and credit cards and affiliate agreements, and you name it.

Lisa Nichols:	It was a million dollars we’ve been able to, during this climate 2019 and 2020, because we still allocate a portion of our money coming in our revenue is to reduce our debt from a million dollars in December of 2018 to under $180,000 in November of 2020. And I’m super excited about that. We continue to be responsible with our dollars. Now, I’ll be honest with you, our dollars have decreased, but we’re still using our dollars in the best way possible. Our reach has increased. And the gap between the two is taking our roots and falling our reach to the bottom line. And we’re actively doing that every day, figuring out what’s the best way to talk to our new potential consumer [inaudible 00:20:39] the eyes that are on me. We have a lot of exciting projects that I won’t bother to mention to you now because I want to honor your time.

Lisa Nichols:	I want to make sure that they’re further along and they can truly bear some fruit, but please know that we’re working diligently. Scott is working diligently in managing our investors and our SEC requirements. We want to spend our money wisely. We want to make sure that we don’t exhaust everything that the company has just to hit this mark on this day. We want to make sure that we spend our dollar in such a way that it takes us further, faster. And thus far, in the last couple of years, we feel like we’ve done that. And just our sustainability, our reduction in debt, our increase in exposure, and our increase in our profit margin. Our average profit margin in 2018 was about 56%. Our average profit margin now is over 73%. And we have programs that we’re launching in 2021 that our profit margin actually located in the 80% [inaudible 00:21:46].

Lisa Nichols:	So we’re super excited about that. We’re moving in the right direction. I’d love to move faster. And as my grandmother says, “Patience, Joe.” So we’re here. We’re here to stay. We’re not going anywhere. We’re not in this as a sprint. We’re in this as a marathon. I want to thank you for your belief in us. I want to thank you for your prayers for us. I want to thank you for your ability and your constant cheerleading of us. We’ve gotten so many emails that said, “We know you’re going through a hard time. We know what’s been difficult. We know it’s been a lot to bear, and I’m with you.” And [inaudible 00:22:22] those messages, they make a difference. I actually get teary-eyed every time I read one, because you mean so much to me because you said yes because of my name and though a lot has happened that I didn’t expect.

Lisa Nichols:	I want you to know that I... it doesn’t change my commitment to making this work one ounce. It just changes the strategy. And I’m down to create a new strategy and even a new one to the new strategy when something unexpected happens. Scott and I, we meet consistently to make sure that we’re doing the best job we can on your behalf. So thank you. And I want to just say during these holiday seasons, for those that you can hold physically close, hold them close. And for those that you need to be divided by distance, distance does not mean disconnected. And so I want to encourage you and inspire you and celebrate you in this time of reflection and family, rest and restoration, and inviting an amazing 2021 with you and for you. Scott, thank you for your time. Thank you for your dedication. Thank you for being a stand for Motivating The Masses, the way you would be a stand for your own company. I wish every single investor [inaudible 00:23:41] level of dedication to this organization. So thank you.